UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2013

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34867 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code: (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 16, 2013, UniTek Global Services, Inc. (the “Company”), received a letter from the NASDAQ Stock Market (“NASDAQ”) stating that the Company was not in compliance with the continued listing requirements of NASDAQ Listing Rule 5250(c)(1) (“Rule 5250(c)(1)”) because the Company did not timely file its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) with the Securities and Exchange Commission (the “Commission”). Rule 5250(c)(1), in pertinent part, requires the Company to timely file all required periodic reports and other documents with the Commission.

Thereafter, the Company submitted to NASDAQ a plan to regain compliance with Rule 5250(c)(1) (the “Compliance Plan”), and on May 14, 2013, NASDAQ notified the Company that it had determined to grant the Company an exception, through October 14, 2013, to regain compliance with Rule 5250(c)(1).

As also previously disclosed, on May 20, 2013, the Company received an additional letter from NASDAQ stating that the Company also failed to comply with Rule 5250(c)(1) because the Company did not file its Quarterly Report on Form 10-Q for the quarter ended March 30, 2013 (the “First Quarter Form 10-Q”) with the Commission.  The Company submitted an update to NASDAQ confirming that it expects to file the First Quarter Form 10-Q before the October 14, 2013 exception deadline already granted for the filing of the Form 10-K. NASDAQ has advised the Company that it has also been afforded an exception until October 14, 2013 to file the First Quarter Form 10-Q.

On August 12, 2013  the Company filed its Annual Report on Form 10-K for year ended December 31, 2012.

On August 19, 2013, the Company received an additional letter from NASDAQ stating that the Company was not in compliance with Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2013 (the “Second Quarter Form 10-Q”) with the Securities and Exchange Commission (the “Commission”). The Company plans to submit, by September 3, 2013, an additional update to the NASDAQ regarding its plans to regain compliance with Rule 5250(c)(1) by, among other things, filing the Second Quarter Form 10-Q before the October 14, 2013 exception deadline already granted for the filing of the Form 10-K and the First Quarter Form 10-Q.

The Company issued a press release on August 26, 2013, that disclosed its receipt of the August NASDAQ Letter. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

Disclosures About Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the Company’s submission of a further update to the Compliance Plan and its ability to file the First Quarter Form 10-Q and the Second Quarter Form 10-Q by October 14, 2013.

These statements are subject to uncertainties and risks that could cause actual results or outcomes to differ materially from those described in the forward-looking statements. These risks include, but are not limited to, developments relating to management’s preparation of the First Quarter Form 10-Q and the Second Quarter Form 10-Q, including, without limitation, the progress of the Company’s ongoing process to indentify and engage an audit firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release issued by the Company, dated August 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: August 26, 2013	By:	/s/ Kathy McCarthy
Kathy McCarthy
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release issued by the Company, dated August 26, 2013.